Exhibit 99.1

June 1, 2006

Dear Fulton Bancshares Corporation Shareholder:

We are pleased to inform you that at a Special Meeting of Shareholders held May 18, 2006, the Fulton Bancshares Corporation (“Fulton”) shareholders approved the Agreement and Plan of Merger dated January 23, 2006 between Fulton and Franklin Financial Services Corporation (“Franklin”). Subject to the receipt of regulatory approvals and other customary conditions to closing, we anticipate that the merger of Fulton with and into Franklin, and the corresponding merger of Fulton County National Bank and Trust Company with and into Farmers and Merchants Trust Company of Chambersburg, will be effective July 1, 2006.

Please find enclosed an Election Form on which you may indicate your preference to receive, in exchange for your shares of Fulton common stock:

•                  $48.00 cash for each of your shares of Fulton common stock (“Cash Consideration”); or

•                  1.864 shares of Franklin common stock for each of your shares of Fulton common stock (“Stock Consideration”); or

•                  $48.00 cash for some of your shares of Fulton common stock and 1.864 shares of Franklin common stock for the remainder of your shares of Fulton common stock (“Mixed Election”);

subject, in all cases, to possible reallocation as described in the “Election Instructions for Fulton Shares” included as part of the Election Form and in the Proxy Statement/Prospectus previously sent to you.

You can find additional information on the merger and related transactions in the Proxy Statement/Prospectus dated April 10, 2006, and available through the Securities and Exchange Commission’s website at http:://www.sec.gov, as well as in the enclosed “Election Instructions for Fulton Shares” and “Frequently Asked Questions.”  The answer to Question No. 17 in the Frequently Asked Questions explains how you can obtain a copy of the Proxy Statement/Prospectus. The information contained in the Proxy Statement/Prospectus speaks as of April 10, 2006, and does not reflect subsequent developments. However, it incorporates by reference subsequent filings with the Securities and Exchange Commission by Franklin. You should rely only on the information contained or expressly incorporated by reference in the Proxy Statement/Prospectus. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in that document.

Please complete, sign and return the Election Form to Fulton Financial Advisors, N.A. the Exchange Agent in connection with this transaction, in the enclosed return envelope by 5:00 p.m. New York City time on June 28, 2006 (the “Election Deadline”). If you do not make a valid election, your shares of Fulton common stock will be converted into Cash Consideration, Stock Consideration or a mix of Cash and Stock Consideration, depending on the elections of other Fulton shareholders.

If you have any questions regarding the Election Form or the election process, please contact Fulton Financial Advisors, N.A. at (800) 626 - 0255.

George W. Millward	William E. Snell, Jr.
Interim President & CEO	President & CEO
Fulton Bancshares Corporation	Franklin Financial Services Corporation

ELECTION INSTRUCTIONS FOR FULTON SHARES

In order for this Election Form to be validly completed, you are required to complete each of the steps indicated below that are applicable to you or to any beneficial holder on whose behalf you hold shares of Fulton common stock.

The undersigned Holder may elect only one option with respect to all of the shares of Fulton common stock held by the undersigned Holder and if choosing the Mixed Election, must designate the whole number of shares of Fulton common stock held of which he or she has elected to receive Stock Consideration and the whole number of shares of Fulton common stock held of which he or she has elected to receive Cash Consideration.

If you do not make an election or, in the discretion of the Exchange Agent, your election is not properly designated, the shares of Fulton common stock held by you will be deemed to be “no election shares”.  No election shares will be converted into Cash Consideration, Stock Consideration or a mix of Cash and Stock Consideration, depending on the elections of other Fulton stockholders.

Under the terms of the Merger Agreement, the aggregate number of shares of Fulton common stock to be issued in exchange for shares of Fulton common stock may not exceed 492,790 shares and the aggregate amount of cash payable for shares of Fulton common stock may not exceed $10,964,577.50. In the event Fulton stockholders elect to receive cash or stock that would exceed these limitations, the number of shares of Fulton common stock that you elect to exchange for cash or stock will be adjusted as follows:

Over-election of the Stock Consideration. If the aggregate number of shares of Franklin common stock to be issued in exchange for shares of Fulton common stock pursuant to the elections of Fulton stockholders would exceed 492,790 shares, then:

•                  All cash election shares (other than dissenting shares) and no election shares will be converted into the right to receive $48.00 cash per share;

•                  The Exchange Agent will convert on a pro rata basis a sufficient number of stock election shares into cash election shares such that the number of shares of Franklin common stock into which the remaining stock election shares are to be converted equals (or does not exceed) 492,790 shares;

•                  All shares of Fulton common stock converted into cash election shares through the pro rata process described in the point above will be converted into the right to receive $48.00 cash per share; and

•                  The remaining stock election shares will be converted into shares of Franklin common stock.

Over-election of the Cash Consideration. If the aggregate dollar amount of cash payable with respect to shares of Fulton common stock which Fulton shareholders elect to be converted into cash (including dissenting shares) would exceed $10,964,577.50, then:

•                  All stock election shares and no election shares will be converted into shares of Franklin common stock;

•                  The Exchange Agent will convert on a pro rata basis a sufficient number of cash election shares (other than dissenting shares), into stock election shares such that the aggregate dollar amount of cash payable with respect to unconverted cash election shares (including dissenting shares) will equal or not exceed $10,964,577.50; and

•                  The remaining cash election shares will be converted into the right to receive $48.00 in cash per share.

Effective Election. Any election shall be properly made only if the Exchange Agent has actually received a properly completed Election Form by the Election Deadline. Any Election Form may be revoked or changed by the person submitting such Election Form to the Exchange Agent by written notice to the Exchange Agent only if such written notice is actually received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent has reasonable discretion to (i) determine whether any election, modification or revocation is received, (ii) determine whether any election, modification or revocation has been properly made, and (iii) disregard immaterial defects in any Election Form. Good faith determinations made by the Exchange Agent regarding such matters shall be binding and conclusive. Neither Franklin, Fulton nor the Exchange Agent is under any obligation to notify any person of any defect in an Election Form.

Please review carefully “The Transaction — Election and Exchange Procedures” and “The Transaction — Allocation of Franklin Common Stock and Cash” on pages 41 and 42 of the Proxy Statement/Prospectus for an explanation of the conversion of shares of Fulton common stock. As explained in the Proxy Statement/Prospectus, you may not receive the form of consideration you elect.

If the merger is not completed for any reason, this Election Form will be void and of no effect.

DO NOT SEND IN YOUR STOCK CERTIFICATES AT THIS TIME. UPON COMPLETION OF THE MERGER, THE EXCHANGE AGENT WILL MAIL TO EACH HOLDER A LETTER OF TRANSMITTAL WITH INSTRUCTIONS SETTING FORTH THE PROCEDURE FOR SURRENDERING YOUR FULTON STOCK CERTIFICATES IN EXCHANGE FOR THE MERGER CONSIDERATION.

Franklin Financial Services Corporation/Fulton Bancshares Corporation Merger

Frequently Asked Questions

1.      When will the merger be completed?

The companies presently anticipate that the merger will become effective on July 1, 2006. The merger has been approved by the shareholders of Fulton at a special meeting held on May 18, 2006. We expect to receive the required regulatory approvals in the near future. Based on this effective time, the election deadline for Fulton shareholders will be 5:00 p.m., New York City time, on June 28, 2006. If the effective time of the merger and the election deadline change, Franklin and Fulton will provide information regarding the revised dates in a press release, on their websites at www.fmtrustonline.com and www.fcnbtc.com, and in filings with the Securities and Exchange Commission. You may also obtain up-to-date information regarding the election deadline by calling Fulton Financial Advisors, N.A., at 800-626-0255.

2.      What will I receive in exchange for my Fulton shares upon completion of the merger?

You have the opportunity to elect to receive either:

•                  $48.00 in cash for each share of Fulton common stock that you own (subject to proration in certain circumstances);

•                  1.864 shares of Franklin common stock for each share of Fulton common stock that you own (subject to proration in certain circumstances); or

•                  a combination of cash and Franklin common stock for the shares of Fulton common stock that you own (subject to proration in certain circumstances).

3.      How do I make an election if I hold my shares through a broker or other nominee?

If you hold your shares through a broker or other nominee, only they can make an election for your shares in accordance with your instructions. Please instruct them how to exchange your shares by completing the election instructions received from them.

4.       When is my Election Form due?

Your election form must be RECEIVED by the Exchange Agent, Fulton Financial Advisors, N.A., by the election deadline, which is 5:00 p.m., New York City time, on the second business day prior to the effective date of the merger. Based on an anticipated effective date of July 1, 2006. THE ELECTION DEADLINE WILL BE 5:00 P.M., NEW YORK CITY TIME, ON JUNE 28, 2006. If you hold your shares through a broker or other nominee, you must return your election instructions to them in time for them to respond by the election deadline.

5.      Am I guaranteed to receive the cash or Franklin common stock I ask for on the Election Form?

No.

If the result of the elections by all Fulton shareholders would cause more than 492,790 shares of Franklin common stock to be issued in exchange for shares of Fulton common stock, then the number of your shares that you elect to exchange for shares of Franklin common stock (if any) will be reduced through an allocation formula and the rest of your shares will be exchanged for cash consideration. Similarly, if the result of the elections by all Fulton shareholders would cause the aggregate dollar amount of cash payable with respect to shares of Fulton common stock to exceed $10,964,577.50, then the number of your shares that you elect to exchange for cash consideration (if any) will be reduced through an allocation formula and the rest of your shares will be exchanged for stock consideration. Thus, even if you make a valid election, you may not receive exactly the form of consideration that you request. The allocation rules referenced in this paragraph are explained in detail in the Proxy Statement/Prospectus, dated April 10, 2006, previously delivered to you.

Finally, instead of issuing fractional shares, Franklin will pay cash based on the average daily high bid and low offer quotations of Franklin common stock over the 20 trading day period ending on the trading date that is three trading days prior to the day the merger closes.

6.      What happens if I do not make an election or I miss the election deadline?

If you do not make an election or miss the election deadline, you run the risk of not receiving the form of consideration you request. Specifically, if you do not make an election or miss the election deadline, you will be deemed to have made an election to receive either cash consideration or stock consideration, depending on the elections of other Fulton shareholders.

7.                   I have received more than one set of Election Materials in connection with the election. Do I need to complete them all?

Yes. If you received more than one set of Election Materials, this indicates that you own stock in more than one manner or you own stock in more than one name. For example, you may have shares registered directly with Fulton; you may own Fulton shares through a third party, such as a broker; or you may own shares in both single name and joint name. Each set of Election Materials you receive is specific to the manner in which you own your Fulton shares. Failure to complete one of the Election Forms means that no election will be made with respect to the shares to which that form applies.

8.                   Will I have to pay taxes if my shares are exchanged for cash?

An exchange for cash will be treated as a taxable sale of your Fulton stock. The tax consequences to you of the merger will depend on the facts of your own situation. Therefore, you should consult your tax advisor for a full understanding of the tax consequences to you of

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exchanging your Fulton shares for cash. You can also refer to the description of tax consequences in the Proxy Statement/Prospectus, dated April 10, 2006.

9.                   Will I have to pay taxes if all of my shares are exchanged for Franklin stock?

The exchange of all of your Fulton shares for Franklin shares will not result in a taxable gain or loss, except for cash received instead of fractional shares. (Of course, if you sell the Franklin shares at a later date, it may result in a taxable gain or loss.)  Because individual circumstances may differ, you should consult your tax advisor to determine the tax effect the exchange will have on you. You can also refer to the description of tax consequences in the Proxy Statement/Prospectus dated April 10, 2006.

10.             Will Fulton stock continue to trade until the effective time of the merger?

Yes. Fulton stock will continue to trade on the OTC Bulletin Board during the election period and until the effective time of the merger. However, after your shares are sent to the Exchange Agent, you will not be able to trade them.

11.             What will I receive as future dividends if I elect to receive Franklin common stock?

Your Franklin shares will be eligible for any Franklin dividends that are declared by the Franklin Board of Directors with a record date after the effective date of the merger.  The current Franklin dividend is $.25 per share on an annual basis, and dividends are currently paid quarterly on or about the 26th day of  February, May, August and November.

It is important to note that if you are entitled to receive Franklin shares in the merger, you will not receive any Franklin dividends until your Fulton stock certificates are delivered to the Exchange Agent for exchange.

12.             How long will it take to receive cash or Franklin shares after the effective date of the merger?

Within 5 days after the effective date of the merger, the Exchange Agent will mail to Fulton shareholders a letter of transmittal with instructions for submitting Fulton stock certificates in exchange for the merger consideration. Upon receipt of your Fulton stock certificates, together with a properly completed letter of transmittal, the Exchange Agent will mail to you a certificate representing shares of Franklin common stock, a check (or a combination of a stock certificate and a check).

13.             Should I send in my Fulton stock certificates with my Election Form?

No. Wait until you receive a letter of transmittal from the Exchange Agent and follow the instructions accompanying the letter of transmittal.

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14.       What if I have lost my Fulton stock certificate(s)?

Wait until you receive a letter of transmittal from the Exchange Agent and follow the instructions accompanying the letter of transmittal.

15.       What if my address has changed?

Either correct your address on the Election Form or submit your new address in writing with the Election Form.

16.       What is the trading symbol for Franklin common stock?

Franklin common stock is quoted on the OTC Bulletin Board and the trading symbol is “FRAF”.

17.           What if I have lost or misplaced my copy of the Proxy Statement/Prospectus dated April 10, 2006?

In making your election to receive cash or shares of Franklin common stock for your shares of Fulton common stock, you should refer to the information included in the Prospectus/Proxy Statement, dated April 10, 2006, mailed in connection with the special meeting of shareholders held on May 18, 2006 and available through the Securities and Exchange Commission’s website at http:://www.sec.gov. If you have lost or misplaced your copy of the Prospectus/Proxy Statement, you may obtain an additional copy by contacting: Fulton Bancshares Corporation, 100 Lincoln Way East, McConnellsburg, PA 17233, Attention: Shareholders Relations; or Franklin Financial Services Corporation, 20 South Main Street, Chambersburg, PA 17201, Attention: Shareholders Relations.

18.           Who do I call if I have additional questions or need more information?

You may contact the Exchange Agent, Fulton Financial Advisors, N.A., at 800-626-0255.

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DELIVER TO:
Fulton Financial Advisors, N.A.
One Penn Square
Lancaster, PA 17602

MERGER OF FRANKLIN FINANCIAL SERVICES CORP. AND FULTON BANCSHARES CORP.

ELECTION FORM

«NAMEADDRESS_1»	Account Number
«NAMEADDRESS_2»	«ACCT_»
«NAMEADDRESS_3»
«NAMEADDRESS_4»	Number of Shares	Cusip Number
«NAMEADDRESS_5»	«TOTAL_POSITION»	359896107

THIS ELECTION FORM MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RECEIVED BY FULTON FINANCIAL ADVISORS, N.A., NO LATER THAN 5:00 P.M. NEW YORK CITY TIME ON JUNE 28, 2006 (THE “ELECTION DEADLINE”). IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS ELECTION FORM ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN.

PLEASE REFER TO THE PROXY STATEMENT/PROSPECTUS MAILED TO YOU UNDER SEPARATE COVER ON OR ABOUT APRIL 13, 2006 FOR AN EXPLANATION OF THE TERMS OF THE ELECTION.

This Election Form (the “Election Form”) is for use by holder(s) (the “Holder”) of shares of common stock of Fulton Bancshares Corporation in connection with the merger of Fulton Bancshares Corporation (“Fulton”) with and into Franklin Financial Services Corporation (“Franklin”) pursuant to an Agreement and Plan of Merger dated January 23, 2006 (the “Merger Agreement”), the full text of which is set out in the Proxy Statement/Prospectus dated April 10, 2006 and mailed to Holders on or about April 13, 2006. The merger of Fulton into Franklin was approved by the Holders of shares of Fulton common stock at Fulton’s Special Meeting of Shareholders on May 18, 2006. Capitalized terms used but not defined in this Election Form shall have the meanings given to them in the Merger Agreement. References to “you” in this Election Form are, in all cases, a reference to the Holder.

If you have any questions with respect to the Election Form or require assistance in completing your Election Form, please contact: Fulton Financial Advisors, N.A. at 800-626-0255.

SIGN HERE

SIGNATURE(S) OF
STOCKHOLDERS

DATED:

Must be signed by registered holder(s) exactly as name(s) on the Certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information and see instructions.

NAME(S) _________________________________________________________________________________

__________________________________________________________________________________________

CAPACITY (full title) ________________________________________________________________________

ADDRESS _________________________________________________________________________________

__________________________________________________________________________________________

AREA CODE AND TELEPHONE NO. __________________________________________________________

ELECTION FOR FULTON SHARES

The undersigned Holder, with respect to the shares of Fulton common stock held by the undersigned Holder, hereby elects as follows  (Choose ONE of the following elections):

Please mark your selection in blue or black ink as shown here:   ☒

☐	Exchange ALL of my shares of Fulton common stock for $48.00 cash per share (the “Cash Consideration”);

If you mark this box, you are electing cash consideration for all of your shares of Fulton commonstock, subject to possible reallocation as described in the Proxy Statement/Prospectus mailed to youunder separate cover.

OR

☐	Exchange ALL of my shares of Fulton common stock for 1.864 shares of Franklin common stock for each share of Fulton common stock (the “Stock Consideration”);

If you mark this box, you are electing stock consideration for all of your shares of Fulton common stock, subject to possible reallocation as described in the Proxy Statement/Prospectus mailed to you under separate cover.

OR

☐	Exchange ALL of my shares of Fulton common stock for a combination of cash and shares of Franklin common stock (the “Mixed Election”);

If you mark this box, you are electing a mix of Stock Consideration and Cash Consideration, subject to possible reallocation as described in the Proxy Statement/Prospectus mailed to you under separate cover.

If you elect a Mixed Election, please complete the following:

I elect to have the whole number of shares of Fulton common stock designated below exchanged for shares of Franklin common stock, subject to possible reallocation. I understand that I will receive cash, subject to possible reallocation, for the remainder of my shares of Fulton common stock.

I elect to have the whole number of shares of Fulton common stock designated below exchanged for cash, subject to possible reallocation.

Stock Consideration
Cash Consideration
TOTAL